UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22444

Western Asset High Yield Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	August 31

Date of reporting period:	February 29, 2012

ITEM 1.                  REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

February 29, 2012

Semi-Annual Report

Western Asset High Yield Defined Opportunity Fund Inc.

(HYI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset High Yield Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide high income. As a secondary objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	15

Statement of operations	16

Statements of changes in net assets	17

Financial highlights	18

Notes to financial statements	19

Board approval of management and subadvisory agreements	33

Additional shareholder information	39

Dividend reinvestment plan	40

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset High Yield Defined Opportunity Fund Inc. for the six-month reporting period ended February 29, 2012. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

March 30, 2012

Western Asset High Yield Defined Opportunity Fund Inc.	III

Investment commentary

Economic review

Economic growth in the U.S. accelerated over the six months ended February 29, 2012. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 0.4% and 1.3% in the first and second quarters of 2011, respectively. Third quarter GDP growth then rose to 1.8%. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. This was attributed, in part, to higher consumer spending, which rose 2.1% in the fourth quarter, versus 1.7% and 0.7% gains in the third and second quarters, respectively.

Two factors constraining economic growth were the weak job market and continued strains in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. Unemployment then generally declined over the next six months and was 8.3% in February 2012, the lowest rate since February 2009. The housing market showed some encouraging signs, although it still appears to be searching for a bottom. Looking back, existing-home sales moved somewhat higher in early 2011, according to the National Association of Realtors (“NAR”). Existing-home sales then fluctuated, but increased during three of the last five months of the period. While the inventory of unsold homes moved up slightly versus the previous month in February 2012, home prices edged higher. The NAR reported that the median existing-home price for all housing types was $156,600 in February 2012, up 0.3% from February 2011.

After experiencing a soft patch in the summer of 2011, the manufacturing sector expanded at a stronger pace during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, in August 2011, it had a reading of 50.6, its lowest reading in two years (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. In February, the PMI dipped to 52.4.

IV	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary (cont’d)

Market review

Q. Did Treasury yields trend higher or lower during the six months ended February 29, 2012?

A. Both short- and long-term Treasury yields fluctuated during the reporting period. When the period began, two- and ten-year Treasury yields were 0.20% and 2.23%, respectively. During the height of the flight to quality in September 2011, two-year Treasuries hit their low for the reporting period of 0.16% and ten-year Treasuries reached their reporting period trough of 1.72%. Two-year Treasury yields subsequently rose as high as 0.32% in October and ten-year Treasuries peaked at 2.34% during the same month. While two-year Treasury yields only declined modestly during the remainder of the period, ten-year yields fell more sharply. When the reporting period ended on February 29, 2012, two-year Treasury yields were 0.30% and ten-year Treasury yields were 1.98%.

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” During its meeting in March (after the reporting period ended) the Fed said that it “expects moderate economic growth over coming quarters and consequently anticipates that the unemployment rate will decline gradually toward levels that the Committee judges to be consistent with its dual mandate.”

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of heightened volatility during the period. Risk aversion was elevated during the first month of the period given a host of disappointing economic data, a further escalation of the European sovereign debt crisis and the continued fallout from the downgrading of U.S. government securities by Standard & Poor’s. Risk appetite returned in October due to some better-than-expected economic data and signs of progress in Europe. While another flight to quality occurred in November due to renewed fears regarding the European sovereign debt crisis, risk appetite returned over the last three months of the period as the U.S. economy gained further traction. For the six months ended February 29, 2012, the Barclays Capital U.S. Aggregate Indexv returned 2.73%.

Q. How did the high-yield market perform over the six months ended February 29, 2012?

A. The U.S. high-yield bond market generated a strong gain during the reporting period. The asset class fell

Western Asset High Yield Defined Opportunity Fund Inc.	V

sharply during the first month of the period given concerns regarding the economy and the European sovereign debt crisis. With risk aversion elevated, the high-yield market, measured by the Barclays Capital U.S. High Yield — 2% Issuer Cap Indexvi, fell 3.29% in September. The market then rallied sharply in October, rising 6.00%, as risk appetite returned. The high-yield market again weakened in November due to the escalating European sovereign debt crisis. However, it rallied during the last three months of the period as risk appetite returned. All told, the high-yield market gained 8.62% for the six months ended February 29, 2012.

Q. How did the emerging market debt asset class perform over the reporting period?

A: Despite periods of volatility, the asset class generated a solid return for the six-month reporting period. In general, emerging market debt was supported by solid growth in developing countries and overall solid demand. These factors more than offset periods of weakness triggered by fears that China’s economy would experience a hard landing, geopolitical issues and decelerating growth in many developed countries. Overall, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)vii returned 5.51% over the six months ended February 29, 2012.

Performance review

For the six months ended February 29, 2012, Western Asset High Yield Defined Opportunity Fund Inc. returned 6.34% based on its net asset value (“NAV”)viii and 7.86% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmarks, the Barclays Capital U.S. High Yield — 2% Issuer Cap Index B Componentix and the Barclays Capital U.S. High Yield — 2% Issuer Cap Index Caa Componentx, returned 8.64% and 9.68%, respectively, over the same time frame. The Lipper High Current Yield Closed-End Funds Category Averagexi returned 7.22% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.88 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of February 29, 2012. Past performance is no guarantee of future results.

Performance Snapshot as of February 29, 2012 (unaudited)

Price Per Share	6-Month Total Return*
$18.12 (NAV)	6.34%†
$18.88 (Market Price)	7.86%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*  Total returns are based on changes in NAV or market price, respectively.

†  Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV. Prior to January 1, 2012, total return assumed the reinvestment of all distributions in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

‡  Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

VI	Western Asset High Yield Defined Opportunity Fund Inc.

Investment commentary (cont’d)

Looking for additional information?

The Fund is traded under the symbol “HYI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XHYIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and
Chief Executive Officer

March 30, 2012

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic, or regulatory structure of specific countries or regions. These risks are greater in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset High Yield Defined Opportunity Fund Inc.	VII

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv           The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v              The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi           The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

vii        The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

viii     Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

ix            The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The B Component is comprised of B-rated securities included in this Index.

x               The Barclays Capital U.S. High Yield – 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market. The Caa Component is comprised of Caa-rated securities included in this Index.

xi            Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended February 29, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 7 funds in the Fund’s Lipper category.

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†  The bar graph above represents the composition of the Fund’s investments as of February 29, 2012 and August 31, 2011 and does not include derivatives, such as futures contracts, written options and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

2	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Spread duration (unaudited)

Economic Exposure — February 29, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Barclays Capital U.S. High Yield — 2% Issuer Cap Index B Component & 40% Barclays Capital U.S. High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	3

Effective duration (unaudited)

Interest Rate Exposure — February 29, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	—	60% Barclays Capital U.S. High Yield — 2% Issuer Cap Index B Component & 40% Barclays Capital U.S. High Yield — 2% Issuer Cap Index Caa Component
EM	—	Emerging Markets
HY	—	High Yield
HYI	—	Western Asset High Yield Defined Opportunity Fund Inc.
IG Credit	—	Investment Grade Credit

4	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited)

February 29, 2012

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 84.5%
Consumer Discretionary — 20.3%
Auto Components — 0.6%
Allison Transmission Inc., Senior Notes	11.000%	11/1/15	145,000		$ 153,519	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,540,000	EUR	1,354,149	(a)
Goodyear Tire & Rubber Co., Senior Notes	7.000%	5/15/22	690,000		702,075
Total Auto Components					2,209,743
Automobiles — 0.4%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.000%	6/15/19	580,000		587,250
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	720,000		730,800
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	430,000		472,462	(a)
Total Automobiles					1,790,512
Diversified Consumer Services — 0.4%
Service Corp. International, Senior Notes	7.500%	4/1/27	1,130,000		1,135,650
ServiceMaster Co., Senior Subordinated Notes	8.000%	2/15/20	580,000		614,800	(a)
Total Diversified Consumer Services					1,750,450
Hotels, Restaurants & Leisure — 9.6%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	970,000		832,085	(a)(b)(c)(d)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	740,000		771,450
Caesars Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	1,100,000		957,000
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	3,000,000		3,300,000
CityCenter Holdings LLC/CityCenter Finance Corp., Secured Notes	11.500%	1/15/17	2,069,767		2,218,205	(b)
CKE Restaurants Inc., Senior Secured Notes	11.375%	7/15/18	2,700,000		3,091,500
Codere SA, Senior Secured Notes	8.250%	6/15/15	2,000,000	EUR	2,664,599	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	1,090,000		1,122,700	(a)
Fiesta Restaurant Group, Secured Notes	8.875%	8/15/16	600,000		626,250	(a)
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	3,000,000		2,902,500	(a)
Inn of the Mountain Gods Resort & Casino, Senior Secured Notes	8.750%	11/30/20	590,000		579,675	(a)
Landry’s Acquisition Co., Secured Notes	11.625%	12/1/15	800,000		878,000	(a)
Landry’s Holdings Inc., Senior Secured Notes	11.500%	6/1/14	110,000		110,000	(a)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	3,840,000		4,214,400

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	5

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Hotels, Restaurants & Leisure — continued
MGM Resorts International, Senior Notes	5.875%	2/27/14	1,250,000		$ 1,278,125
Mohegan Tribal Gaming Authority, Senior Subordinated Notes	8.000%	4/1/12	3,610,000		3,086,550
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	6,270,000		6,818,625
Seneca Gaming Corp., Senior Notes	8.250%	12/1/18	1,410,000		1,452,300	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,380,000		1,428,300	(a)
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., Secured Notes	8.625%	4/15/16	956,000		1,004,995	(a)
Total Hotels, Restaurants & Leisure					39,337,259
Household Durables — 1.0%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	4,500,000		3,993,750
Media — 5.1%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	2,660,000		2,287,600	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordianted Notes	7.625%	3/15/20	760,000		760,000	(a)
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	110,000		110,000	(a)
Entercom Radio LLC, Senior Notes	10.500%	12/1/19	910,000		975,975
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	1,500,000		1,558,125
LBI Media Inc., Senior Secured Notes	9.250%	4/15/19	1,190,000		1,017,450	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	1,600,000	EUR	2,323,531	(a)
Musketeer GmbH, Senior Secured Notes	9.500%	3/15/21	440,000	EUR	638,971	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,000,000		980,000	(a)
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	3,000,000		2,722,500	(a)
Ono Finance II PLC, Senior Bonds	11.125%	7/15/19	1,250,000	EUR	1,519,654	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	1,600,000	EUR	2,078,387	(a)
Polish Television Holding BV, Senior Secured Notes	11.250%	5/15/17	600,000	EUR	779,395	(a)
Seat Pagine Gialle SpA, Senior Secured Bonds	10.500%	1/31/17	581,000	EUR	495,402	(a)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	2,000,000	EUR	2,664,599	(a)
Total Media					20,911,589
Multiline Retail — 0.4%
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	1,580,000		1,473,350

See Notes to Financial Statements.

6	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 29, 2012

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 2.2%
Edcon Proprietary Ltd., Senior Secured Notes	9.500%	3/1/18	1,950,000	EUR	$ 2,383,650	(a)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,940,000		1,746,000
Michaels Stores Inc., Senior Subordinated Notes	13.000%	11/1/16	3,920,000		4,179,543
Spencer Spirit Holdings Inc./Spencer Gifts LLC/ Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	770,000		782,513	(a)
Total Specialty Retail					9,091,706
Textiles, Apparel & Luxury Goods — 0.6%
Boardriders SA, Senior Notes	8.875%	12/15/17	1,500,000	EUR	2,008,441	(a)
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	550,000		533,500	(a)
Total Textiles, Apparel & Luxury Goods					2,541,941
Total Consumer Discretionary					83,100,300
Consumer Staples — 3.7%
Beverages — 0.1%
Beverage Packaging Holdings Luxembourg II SA, Senior Notes	8.000%	12/15/16	430,000	EUR	541,380	(a)
Food & Staples Retailing — 0.2%
Post Holdings Inc., Senior Notes	7.375%	2/15/22	790,000		843,325	(a)
Food Products — 2.5%
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	1,000,000	GBP	1,571,014	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	700,000	EUR	913,958	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	530,000	EUR	691,996	(a)
Harbinger Group Inc., Senior Secured Notes	10.625%	11/15/15	2,000,000		2,070,000
Harmony Foods Corp., Senior Secured Notes	10.000%	5/1/16	530,000		547,225	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	4,600,000		4,416,000	(a)
Total Food Products					10,210,193
Personal Products — 0.1%
Prestige Brands International Inc., Senior Notes	8.125%	2/1/20	300,000		330,000	(a)
Tobacco — 0.8%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	3,175,000		3,198,812
Total Consumer Staples					15,123,710
Energy — 4.7%
Energy Equipment & Services — 2.0%
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	2,040,000		2,116,500	(a)
Pioneer Drilling Co., Senior Notes	9.875%	3/15/18	720,000		774,000	(a)
Vantage Drilling Co., Senior Secured Notes	11.500%	8/1/15	4,520,000		5,062,400
Total Energy Equipment & Services					7,952,900
Oil, Gas & Consumable Fuels — 2.7%
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	910,000		953,225

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	7

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	270,000		$ 282,825
Coffeyville Resources LLC/Coffeyville Finance Inc., Senior Secured Notes	9.000%	4/1/15	930,000		999,750	(a)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	820,000		878,425	(a)
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	1,040,000		806,000
Overseas Shipholding Group Inc., Senior Notes	8.125%	3/30/18	2,630,000		1,689,775
Petroplus Finance Ltd., Senior Notes	6.750%	5/1/14	2,425,000		1,067,000	(a)(e)
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,100,000		1,177,000
Samson Investment Co., Senior Notes	9.750%	2/15/20	1,620,000		1,707,075	(a)
Saratoga Resources Inc., Senior Secured Notes	12.500%	7/1/16	240,000		247,800
Westmoreland Coal Co./Westmoreland Partners, Senior Secured Notes	10.750%	2/1/18	530,000		511,450	(a)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,230,000		867,150	(a)
Total Oil, Gas & Consumable Fuels					11,187,475
Total Energy					19,140,375
Financials — 6.0%
Commercial Banks — 2.7%
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	3,200,000		3,228,000	(a)
Barclays Bank PLC, Subordinated Notes	6.050%	12/4/17	590,000		603,559	(a)
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	240,000		281,681	(a)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	1,490,000		1,421,713	(a)
Royal Bank of Scotland Group PLC, Junior Subordinated Notes, Medium Term Notes	7.640%	9/29/17	7,000,000		4,900,000	(f)
Santander Issuances SAU, Subordinated Notes	5.911%	6/20/16	500,000		475,177	(a)
Total Commercial Banks					10,910,130
Diversified Financial Services — 3.2%
Bank of America Corp., Senior Notes	6.500%	8/1/16	100,000		108,197
Capital One Capital V, Junior Subordinated Notes, Cumulative Trust Preferred Securities	10.250%	8/15/39	3,770,000		3,949,075
Gala Group Finance PLC, Senior Secured Notes	8.875%	9/1/18	1,410,000	GBP	2,002,028	(a)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	1,000,000		1,019,623
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,900,000		2,151,750
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	3,140,000		3,508,988
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		490,000	(a)(g)
Total Diversified Financial Services					13,229,661
Insurance — 0.1%
American International Group Inc., Junior Subordinated Notes	8.175%	5/15/68	150,000		159,563	(g)
Total Financials					24,299,354

See Notes to Financial Statements.

8	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 29, 2012

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Health Care — 6.1%
Health Care Equipment & Supplies — 0.5%
Ontex IV SA, Senior Notes	9.000%	4/15/19	1,400,000	EUR	$ 1,436,219	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	680,000	EUR	697,592	(a)
Total Health Care Equipment & Supplies					2,133,811
Health Care Providers & Services — 4.6%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	730,000		762,850
American Renal Associates Holdings Inc., Senior Notes	9.750%	3/1/16	3,154,875		3,182,480	(b)
AMERIGROUP Corp., Senior Notes	7.500%	11/15/19	780,000		861,900
Community Health Systems Inc., Senior Notes	8.000%	11/15/19	1,470,000		1,565,550	(a)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	5,504,000		5,173,760
Crown Newco 3 PLC, Senior Notes	8.875%	2/15/19	225,000	GBP	332,896	(a)
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	375,000	GBP	554,827	(a)
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	780,000		764,400	(a)
INC Research LLC, Senior Notes	11.500%	7/15/19	590,000		569,350	(a)
InVentiv Health Inc., Senior Notes	10.000%	8/15/18	1,210,000		1,107,150	(a)
Labco SAS, Senior Secured Notes	8.500%	1/15/18	1,330,000	EUR	1,612,482	(a)
Tenet Healthcare Corp., Senior Notes	6.875%	11/15/31	2,610,000		2,264,175
Vanguard Health Systems Inc., Senior Notes	0.000%	2/1/16	36,000		23,850
Total Health Care Providers & Services					18,775,670
Health Care Technology — 0.5%
Multiplan Inc., Senior Notes	9.875%	9/1/18	1,750,000		1,910,781	(a)
Pharmaceuticals — 0.5%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,530,000	EUR	2,058,802	(a)
Total Health Care					24,879,064
Industrials — 14.5%
Aerospace & Defense — 2.5%
Ducommun Inc., Senior Notes	9.750%	7/15/18	600,000		639,000
FGI Operating Co. Inc., Senior Secured Notes	10.250%	8/1/15	2,700,000		2,910,938
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	2,020,000		2,186,650
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	4,200,000		4,452,000	(a)
Total Aerospace & Defense					10,188,588
Airlines — 1.5%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	4,275,000		4,467,375	(a)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	1,542,211		1,565,344
Total Airlines					6,032,719
Building Products — 0.2%
Shea Homes LP, Senior Secured Notes	8.625%	5/15/19	820,000		830,250	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	9

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Services & Supplies — 1.5%
Altegrity Inc., Senior Subordinated Notes	11.750%	5/1/16	1,500,000		$ 1,436,250	(a)
American Reprographics Co., Senior Notes	10.500%	12/15/16	4,000,000		3,980,000
JM Huber Corp., Senior Notes	9.875%	11/1/19	680,000		710,600	(a)
Total Commercial Services & Supplies					6,126,850
Construction & Engineering — 1.2%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	5,000,000		5,000,000	(a)
Electrical Equipment — 0.9%
NES Rentals Holdings Inc., Senior Secured Notes	12.250%	4/15/15	4,250,000		3,825,000	(a)
Machinery — 1.0%
Dematic SA, Senior Secured Notes	8.750%	5/1/16	1,890,000		1,965,600	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	1,500,000	EUR	1,458,868	(a)
Heidelberger Druckmaschinen AG, Senior Notes	9.250%	4/15/18	600,000	EUR	583,547	(a)
Total Machinery					4,008,015
Marine — 0.9%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	810,000		805,950	(a)(d)
Horizon Lines LLC, Senior Secured Notes	13.000%	10/15/16	1,070,000		1,000,450	(a)(b)(d)
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	2,480,000		2,077,000
Total Marine					3,883,400
Road & Rail — 1.8%
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	3,112,636		2,505,672	(b)
Florida East Coast Railway Corp., Senior Secured Notes	8.125%	2/1/17	420,000		426,300
Jack Cooper Holdings Corp., Senior Secured Notes	13.250%	12/15/15	2,026,000		2,036,130	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	2,130,000		2,340,337
Total Road & Rail					7,308,439
Trading Companies & Distributors — 1.4%
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	2,520,000		2,620,800
UR Financing Escrow Corp., Secured Notes	5.750%	7/15/18	584,000		601,520	(a)
UR Financing Escrow Corp., Senior Notes	7.375%	5/15/20	584,000		600,790	(a)
UR Financing Escrow Corp., Senior Notes	7.625%	4/15/22	1,752,000		1,817,700	(a)
Total Trading Companies & Distributors					5,640,810
Transportation — 1.6%
CMA CGM, Senior Notes	8.875%	4/15/19	1,600,000	EUR	1,225,716	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	2,000,000		1,890,000	(a)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	3,450,000		3,363,750	(a)
Total Transportation					6,479,466
Total Industrials					59,323,537

See Notes to Financial Statements.

10	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 29, 2012

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Information Technology — 4.2%
Electronic Equipment, Instruments & Components — 0.8%
NXP BV/NXP Funding LLC, Senior Secured Notes	9.750%	8/1/18	3,000,000		$ 3,408,750	(a)
IT Services — 1.9%
First Data Corp., Senior Notes	10.550%	9/24/15	3,324,847		3,441,217
First Data Corp., Senior Notes	12.625%	1/15/21	3,000,000		3,165,000
Sterling Merger Inc., Senior Notes	11.000%	10/1/19	1,120,000		1,184,400	(a)
Total IT Services					7,790,617
Semiconductors & Semiconductor Equipment — 1.4%
CEVA Group PLC, Senior Secured Notes	12.750%	3/31/20	460,000		430,100	(a)(c)
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	5,000,000		5,306,250
Total Semiconductors & Semiconductor Equipment					5,736,350
Software — 0.1%
Sophia LP/Sophia Finance Inc., Senior Notes	9.750%	1/15/19	230,000		248,400	(a)
Total Information Technology					17,184,117
Materials — 11.8%
Chemicals — 1.7%
Ineos Group Holdings PLC, Senior Notes	7.875%	2/15/16	1,800,000	EUR	2,134,344	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	1,300,000	EUR	1,688,690	(a)
Lyondell Chemical Co., Senior Secured Notes	11.000%	5/1/18	1,332,594		1,467,519
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	1,600,000	EUR	1,838,573	(a)
Total Chemicals					7,129,126
Containers & Packaging — 4.7%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	2,500,000	EUR	3,422,344	(a)
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	4,500,000		4,702,500
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	1,900,000	EUR	2,227,604	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.250%	5/15/18	2,740,000		2,767,400	(a)
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC, Senior Notes	9.875%	8/15/19	1,000,000		1,035,000	(a)
Solo Cup Co., Senior Secured Notes	10.500%	11/1/13	2,983,000		3,031,474
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	2,000,000		2,110,000	(a)
Total Containers & Packaging					19,296,322
Metals & Mining — 3.0%
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,510,000		1,676,100	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	3,130,000		2,159,700	(a)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	620,000		539,400	(a)
Novelis Inc., Senior Notes	8.750%	12/15/20	1,770,000		1,982,400
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	910,000		957,775	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	11

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Metals & Mining — continued
Ryerson Holding Corp., Senior Secured Notes	0.000%	2/1/15	5,000,000		$ 2,050,000
Ryerson Inc., Senior Secured Notes	12.000%	11/1/15	1,904,000		1,970,640
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	780,000		774,150	(a)
Total Metals & Mining					12,110,165
Paper & Forest Products — 2.4%
Appleton Papers Inc., Senior Secured Notes	10.500%	6/15/15	1,010,000		1,037,775	(a)
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	3,100,000		2,821,000
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	2,000,000	EUR	2,917,736	(a)
Verso Paper Holdings LLC, Senior Secured Notes	11.500%	7/1/14	65,000		66,625
Verso Paper Holdings LLC, Senior Subordinated Notes	11.375%	8/1/16	4,870,000		2,191,500
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	8.750%	2/1/19	1,200,000		600,000
Total Paper & Forest Products					9,634,636
Total Materials					48,170,249
Telecommunication Services — 7.2%
Diversified Telecommunication Services — 3.7%
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	5,000,000		5,275,000	(a)
Intelsat Luxembourg SA, Senior Notes	11.250%	2/4/17	3,000,000		3,101,250
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	920,000		984,400	(a)
Matterhorn Mobile Holdings SA, Senior Notes	8.250%	2/15/20	160,000	EUR	220,629	(a)(c)
Matterhorn Mobile SA, Senior Notes	6.750%	5/15/19	150,000	CHF	169,375	(a)(c)
Primus Telecommunications Holding Inc., Senior Notes	10.000%	4/15/17	215,794		212,557	(a)
Satmex Escrow SA de CV, Secured Senior Notes	9.500%	5/15/17	910,000		950,950
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	4,780,937		4,120,259	(a)(b)
Total Diversified Telecommunication Services					15,034,420
Wireless Telecommunication Services — 3.5%
Cricket Communications Inc., Senior Notes	7.750%	10/15/20	2,000,000		1,997,500
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	1,150,000	GBP	1,614,565	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	150,000	GBP	210,595	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	5,780,000		4,537,300
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,120,000		1,897,400
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	2,220,000		2,480,850	(a)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	1,585,000		1,735,575
Total Wireless Telecommunication Services					14,473,785
Total Telecommunication Services					29,508,205

See Notes to Financial Statements.

12	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 29, 2012

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Utilities — 6.0%
Electric Utilities — 3.4%
AES Ironwood LLC, Secured Notes	8.857%	11/30/25	791,208	$ 803,076
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	11.750%	3/1/22	4,440,000	4,534,572	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	744,100	758,981
Northeast Generation Co., Senior Secured Notes	8.812%	10/15/26	2,690,625	3,088,259
Reliant Energy Mid-Atlantic Power Holdings LLC, Senior Notes	9.681%	7/2/26	3,350,000	3,123,875
Texas Competitive Electric Holdings Co. LLC, Senior Notes	10.250%	11/1/15	710,000	195,250
Texas Competitive Electric Holdings Co. LLC/TCEH Finance Inc., Senior Secured Notes	11.500%	10/1/20	2,340,000	1,591,200	(a)
Total Electric Utilities				14,095,213
Independent Power Producers & Energy Traders — 2.6%
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	960,000	984,000	(a)
Dynegy Inc., Bonds	7.670%	11/8/16	1,180,000	708,000	(e)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	480,000	523,800
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	1,380,000	1,397,250	(a)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	9.625%	8/15/17	2,635,000	2,819,450	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,840,000	2,584,400
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	1,461,442	1,505,285
Total Independent Power Producers & Energy Traders				10,522,185
Total Utilities				24,617,398
Total Corporate Bonds & Notes (Cost — $355,182,231)				345,346,309
Collateralized Senior Loans — 1.2%
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.5%
Realogy Corp., Term Loan	13.500%	10/15/17	2,000,000	2,070,000	(h)
Industrials — 0.7%
Trading Companies & Distributors — 0.7%
United Rentals Inc.	—	4/13/12	1,582,253	1,582,253	(c)(d)(i)
United Rentals Inc.	—	1/17/13	1,340,758	1,340,758	(c)(d)(i)
Total Industrials				2,923,011
Total Collateralized Senior Loans (Cost — $5,074,440)				4,993,011
Convertible Bonds & Notes — 2.0%
Consumer Discretionary — 0.9%
Diversified Consumer Services — 0.9%
Realogy Corp., Senior Subordinated Bonds	11.000%	4/15/18	5,000,000	3,850,000	(a)

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	13

Western Asset High Yield Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†	Value
Industrials — 0.3%
Marine — 0.3%
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	1,382,727	$ 933,341	(c)(d)
Horizon Lines Inc., Secured Senior Notes	6.000%	4/15/17	384,090	124,829	(c)(d)
Total Industrials				1,058,170
Materials — 0.8%
Chemicals — 0.8%
Hercules Inc.	6.500%	6/30/29	4,000,000	3,255,000
Total Convertible Bonds & Notes (Cost — $9,971,459)				8,163,170
Sovereign Bonds — 4.0%
Argentina — 1.4%
Republic of Argentina, Discount Notes	8.280%	12/31/33	3,481,244	2,767,589
Republic of Argentina, Senior Notes	8.750%	6/2/17	3,030,000	3,037,575
Total Argentina				5,805,164
Venezuela — 2.6%
Bolivarian Republic of Venezuela	5.750%	2/26/16	5,970,000	5,411,805	(a)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	5,820,000	5,296,200
Total Venezuela				10,708,005
Total Sovereign Bonds (Cost — $15,411,168)				16,513,169

			Shares
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Bossier Casino Venture Holdco Inc.			68,957	137,914	*(c)(d)
Industrials — 0.0%
Marine — 0.0%
Horizon Lines Inc., Class A Shares			36,380	129,149	*
Total Common Stocks (Cost — $532,871)				267,063
Convertible Preferred Stocks — 1.6%
Financials — 1.6%
Diversified Financial Services — 1.6%
Citigroup Inc. (Cost — $7,184,331)	7.500%		64,700	6,408,535
Preferred Stocks — 1.9%
Financials — 1.8%
Consumer Finance — 1.8%
GMAC Capital Trust I	8.125%		319,200	7,494,816	(g)
Industrials — 0.1%
Road & Rail — 0.1%
Jack Cooper Holdings Corp.	20.000%		3,773	379,186	(a)(c)(g)
Total Preferred Stocks (Cost — $8,146,168)				7,874,002

See Notes to Financial Statements.

14	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

February 29, 2012

Western Asset High Yield Defined Opportunity Fund Inc.

Security		Expiration Date	Warrants	Value
Warrants — 0.1%
Jack Cooper Holdings Corp.		12/15/17	1,686	$ 122,235	*(c)
Jack Cooper Holdings Corp.		5/6/18	846	61,335	*(c)
Total Warrants (Cost — $46,253)				183,570
Total Investments before Short-Term Investments (Cost — $401,548,921)				389,748,829

	Rate	Maturity Date	Face Amount†
Short-Term Investments — 4.1%
Repurchase Agreements — 4.1%
Goldman Sachs & Co. repurchase agreement dated 2/29/12; Proceeds at maturity — $16,900,070; (Fully collateralized by U.S. government agency obligations, 2.240% due 7/6/15; Market value — $17,245,750) (Cost — $16,900,000)	0.150%	3/1/12	16,900,000	16,900,000
Total Investments — 99.5% (Cost — $418,448,921#)				406,648,829
Other Assets in Excess of Liabilities — 0.5%				1,959,453
Total Net Assets — 100.0%				$408,608,282

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(c)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(d)	Illiquid security.
(e)	The coupon payment on these securities is currently in default as of February 29, 2012.
(f)	Security has no maturity date. The date shown represents the next call date.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(i)	All or a portion of this loan is unfunded as of February 29, 2012. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	CHF	— Swiss Franc
	EUR	— Euro
	GBP	— British Pound

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	15

Statement of assets and liabilities (unaudited)

February 29, 2012

Assets:
Investments, at value (Cost — $418,448,921)	$406,648,829
Foreign currency, at value (Cost — $4,644,802)	4,669,260
Cash	392,160
Interest receivable	8,825,627
Receivable for securities sold	4,770,378
Deposits with brokers for open futures contracts	173,000
Receivable from broker — variation margin on open futures contracts	31,507
Unrealized appreciation on forward foreign currency contracts	22,344
Principal paydown receivable	8,209
Prepaid expenses	10,625
Total Assets	425,551,939

Liabilities:
Payable for securities purchased	15,883,376
Unrealized depreciation on forward foreign currency contracts	719,136
Investment management fee payable	255,380
Directors’ fees payable	2,310
Accrued expenses	83,455
Total Liabilities	16,943,657
Total Net Assets	$408,608,282

Net Assets:
Par value ($0.001 par value, 22,553,915 shares issued and outstanding; 100,000,000 shares authorized)	$ 22,554
Paid-in capital in excess of par value	429,326,884
Overdistributed net investment income	(493,180)
Accumulated net realized loss on investments, futures contracts, written options and foreign currency transactions	(7,796,705)
Net unrealized depreciation on investments, futures contracts and foreign currencies	(12,451,271)
Total Net Assets	$408,608,282

Shares Outstanding	22,553,915

Net Asset Value	$18.12

See Notes to Financial Statements.

16	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended February 29, 2012

Investment Income:
Interest	$ 19,591,926
Dividends	521,004
Total Investment Income	20,112,930

Expenses:
Investment management fee (Note 2)	1,552,538
Directors’ fees	36,577
Legal fees	25,177
Audit and tax	22,658
Shareholder reports	22,257
Transfer agent fees	20,520
Fund accounting fees	19,406
Stock exchange listing fees	9,851
Custody fees	6,315
Insurance	5,178
Miscellaneous expenses	4,597
Total Expenses	1,725,074
Net Investment Income	18,387,856

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(11,227,937)
Futures contracts	(184,038)
Written options	187,880
Foreign currency transactions	4,200,653
Net Realized Loss	(7,023,442)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	13,010,986
Futures contracts	19,438
Foreign currencies	(168,814)
Change in Net Unrealized Appreciation (Depreciation)	12,861,610
Net Gain on Investments, Futures Contracts, Written Options and Foreign Currency Transactions	5,838,168
Increase in Net Assets From Operations	$ 24,226,024

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	17

Statements of changes in net assets

For the Six Months Ended February 29, 2012 (unaudited) and the Period Ended August 31, 2011	2012	2011†

Operations:
Net investment income	$ 18,387,856	$ 29,451,590
Net realized gain (loss)	(7,023,442)	62,743
Change in net unrealized appreciation (depreciation)	12,861,610	(25,312,881)
Increase in Net Assets From Operations	24,226,024	4,201,452

Distributions to Shareholders From (Note 1):
Net investment income	(17,870,622)	(29,440,835)
Net realized gains	(1,924,901)	—
Decrease in Net Assets From Distributions to Shareholders	(19,795,523)	(29,440,835)

Fund Share Transactions:
Net proceeds from sale of shares (0 and 22,189,177 shares issued, respectively)	—	422,925,916
Reinvestment of distributions (193,064 and 171,674 shares issued, respectively)	3,289,454	3,201,794
Increase in Net Assets From Fund Share Transactions	3,289,454	426,127,710
Increase in Net Assets	7,719,955	400,888,327

Net Assets:
Beginning of period	400,888,327	—
End of period*	$408,608,282	$400,888,327
* Includes overdistributed net investment income of:	$(493,180)	$(1,010,414)

†	For the period October 27, 2010 (commencement of operations) through August 31, 2011.

See Notes to Financial Statements.

18	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended August 31, unless otherwise noted:

	2012[1]	2011[2,3]

Net asset value, beginning of period	$17.93	$19.06 [4]

Income (loss) from operations:
Net investment income	0.82	1.33
Net realized and unrealized gain (loss)	0.25	(1.14)
Total income from operations	1.07	0.19

Less distributions from:
Net investment income	(0.80)	(1.32)
Net realized gains	(0.08)	—
Total distributions	(0.88)	(1.32)
Net asset value, end of period	$18.12	$17.93
Market price, end of period	$18.88	$18.43
Total return, based on NAV[5,6]	6.34%	0.90%
Total return, based on Market Price[7]	7.86%	(1.16)%
Net assets, end of period (millions)	$409	$401

Ratios to average net assets:
Gross expenses[8]	0.89%	0.93%
Net expenses[8,9]	0.89	0.91 [10]
Net investment income[8]	9.47	8.11

Portfolio turnover rate	26%	56%

1	For the six months ended February 29, 2012 (unaudited).
2	For the period October 27, 2010 (commencement of operations) through August 31, 2011.
3	Per share amounts have been calculated using the average shares method.
4	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
5

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

6

The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

7

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods less than one year are not annualized.

8	Annualized.
9	The impact of compensating balance arrangements, if any, was less than 0.01%.
10	The investment manager has agreed to reimburse all organization expenses.

See Notes to Financial Statements.

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	19

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on July 20, 2010 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide high income. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its net assets in a portfolio of high-yield corporate fixed income securities with varying maturities. The Fund intends to terminate on or about September 30, 2025 and distribute substantially all of its net assets to stockholders, after making appropriate provisions for any liabilities of the Fund.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

20	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$344,084,124	$1,262,185	$345,346,309
Collateralized senior loans	—	2,070,000	2,923,011	4,993,011
Convertible bonds & notes	—	7,105,000	1,058,170	8,163,170
Sovereign bonds	—	16,513,169	—	16,513,169
Common stocks	$ 129,149	—	137,914	267,063
Convertible preferred stocks	6,408,535	—	—	6,408,535
Preferred stocks	7,494,816	—	379,186	7,874,002
Warrants	—	—	183,570	183,570
Total long-term investments	$14,032,500	$369,772,293	$5,944,036	$389,748,829
Short-term investments†	—	16,900,000	—	16,900,000
Total investments	$14,032,500	$386,672,293	$5,944,036	$406,648,829
Other financial instruments:
Futures contracts	$ 2,212	—	—	$ 2,212
Forward foreign currency contracts	—	$ 22,344	—	22,344
Total other financial instruments	$ 2,212	$ 22,344	—	$ 24,556
Total	$14,034,712	$386,694,637	$5,944,036	$406,673,385

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	21

LIABILITIES

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Forward foreign currency contracts	—	$719,136	—	$719,136

†  See Schedule of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Corporate Bonds & Notes	Collateralized Senior Loans	Convertible Bonds & Notes	Common Stocks	Preferred Stocks	Warrants	Total
Balance as of August 31, 2011	$1,880,000	—	—	—	—	—	$1,880,000
Accrued premiums/discounts	825	—	$ 12,037	—	—	—	12,862
Realized gain (loss)[1]	—	—	(1)	—	—	—	(1)
Change in unrealized appreciation (depreciation)[2]	(98,258)	—	(995,756)	—	—	—	(1,094,014)
Purchases	1,286,018	$2,923,011	2,263,352	$137,914	—	—	6,610,295
Sales	—	—	(221,462)	—	—	—	(221,462)
Transfers into Level 3[3]	—	—	—	—	$379,186	$183,570	562,756
Transfers out of Level 3[4]	(1,806,400)	—	—	—	—	—	(1,806,400)
Balance as of February 29, 2012	$1,262,185	$2,923,011	$1,058,170	$137,914	$379,186	$183,570	$5,944,036
Net change in unrealized appreciation (depreciation) for investments in securities still held at February 29, 2012[2]	$ (24,658)	—	$ (995,756)	—	—	—	$(1,020,414)

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

1	This amount is included in net realized gain (loss) from investment transactions in the accompanying Statement of Operations.
[2]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[3]	Transferred into Level 3 as a result of the unavailability of a quoted price in an active market for an identical investment or the unavailability of other significant observable inputs.
[4]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s

22	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	23

deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write options to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the

24	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Credit default swaps

The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	25

event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(g) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

26	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(h) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(j) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At February 29, 2012, the Fund had sufficient cash and/or securities to cover these commitments.

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	27

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the

28	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of February 29, 2012, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $719,136. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(q) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the minimum distribution requirement for capital gains that must be met in order to avoid the imposition of excise tax has been raised from 98% to 98.2% for calendar years beginning after December 22, 2010.

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	29

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of February 29, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(r) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) serve as additional subadvisers to the Fund, under additional subadvisory agreements with Western Asset. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investments in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays each of Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s average daily net assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

30	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

3. Investments

During the six months ended February 29, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$ 98,535,561
Sales	101,188,092

At February 29, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$ 14,320,131
Gross unrealized depreciation	(26,120,223)
Net unrealized depreciation	$(11,800,092)

At February 29, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain
Contracts to Sell:
U.S. Treasury 5-Year Notes	144	6/12	$17,738,962	$17,736,750	$2,212

At February 29, 2012, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
British Pound	Citibank, N.A.	1,300,000	$ 2,067,044	5/16/12	$ 22,344
Contracts to Sell:
British Pound	Citibank, N.A.	2,365,803	3,761,708	5/16/12	(40,820)
British Pound	Credit Suisse	1,249,820	1,987,256	5/16/12	(11,428)
British Pound	UBS AG	1,200,000	1,908,041	5/16/12	(10,721)
Euro	Citibank, N.A.	8,907,000	11,870,892	5/16/12	(251,264)
Euro	Credit Suisse	10,023,025	13,358,284	5/16/12	(143,477)
Euro	JPMorgan Chase & Co.	5,261,272	7,012,011	5/16/12	(22,990)
Euro	UBS AG	3,080,000	4,104,900	5/16/12	(20,112)
Euro	UBS AG	11,594,636	15,452,865	5/16/12	(218,324)
					(719,136)
Net unrealized loss on open forward foreign currency contracts					$(696,792)

Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report	31

During the six months ended February 29, 2012, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of August 31, 2011	—	—
Options written	$15,400,000	$187,880
Options closed	—	—
Options exercised	—	—
Options expired	(15,400,000)	(187,880)
Written options, outstanding as of February 29, 2012	—	—

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at February 29, 2012.

ASSET DERIVATIVES1

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$2,212	—	$ 2,212
Forward foreign currency contracts	—	$22,344	22,344
Total	$2,212	$22,344	$24,556

LIABILITY DERIVATIVES1

Foreign Exchange Risk
Forward foreign currency contracts	$719,136

1     Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2         Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended February 29, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in

32	Western Asset High Yield Defined Opportunity Fund Inc. 2012 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Purchased options	—	—	$(231,000)	$ (231,000)
Written options	—	—	187,880	187,880
Futures contracts	$(184,038)	—	—	(184,038)
Forward foreign currency contracts	—	$4,347,134	—	4,347,134
Total	$(184,038)	$4,347,134	$ (43,120)	$4,119,976

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED

	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$19,438	—	$ 19,438
Forward foreign currency contracts	—	$(212,520)	(212,520)
Total	$19,438	$(212,520)	$(193,082)

During the six months ended February 29, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$ 6,680
Written options†	39,669
Forward foreign currency contracts (to buy)	1,038,772
Forward foreign currency contracts (to sell)	60,324,366
Futures contracts (to sell)	17,707,018

†  At February 29, 2012, there were no open positions held in this derivative.

5. Distributions subsequent to February 29, 2012

On February 10, 2012, the Fund’s Board of Directors declared three distributions, each in the amount of $0.1470 per share, payable on March 30, 2012, April 27, 2012 and May 25, 2012 to shareholders of record on March 23, 2012, April 20, 2012 and May 18, 2012, respectively.

6. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standard Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management is currently evaluating the impact the adoption of ASU No. 2011-04 will have on the Fund’s financial statements and related disclosures.

Western Asset High Yield Defined Opportunity Fund Inc.	33

Board approval of management and subadvisory agreements (unaudited)

Background

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that the Board of Directors (the “Board”) of Western Asset High Yield Defined Opportunity Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve on an annual basis the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”), and the sub-advisory agreements (individually, a “Sub-Advisory Agreement,” and, collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company, Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore and Western Asset London together are hereinafter referred to as the “Non-U.S. Sub-Advisers.” At a meeting (the “Contract Renewal Meeting”) held in-person on November 9 and 10, 2011, the Board, including the Independent Directors, considered and approved the continuation of each of the Management Agreement and the Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management Agreement and the Sub-Advisory Agreements, the Board received and considered a variety of information (together with the information provided at the Contract Renewal Meeting, the “Contract Renewal Information”) about the Manager and Sub-Advisers, as well as the management and sub-advisory arrangements for the Fund and the other closed-end funds in the same complex under the Board’s supervision (collectively, the “Legg Mason Closed-end Funds”), certain portions of which are discussed below. A presentation made by the Manager and Western Asset to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management Agreement and the Sub-Advisory Agreements encompassed the Fund and other Legg Mason Closed-end Funds. In addition to the Contract Renewal Information, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Sub-Advisers to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as members of the Board of the Fund and other Legg Mason Closed-end Funds with respect to the services provided to the Fund by the Manager and the Sub-Advisers.

The Manager provides the Fund with investment advisory and administrative services pursuant to the Management Agreement and the Sub-Advisers

34	Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

provide, or in the case of the Non-U.S. Sub-Advisers help to provide, the Fund with certain investment sub-advisory services pursuant to the Sub-Advisory Agreements. The discussion below covers both the advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment sub-advisory functions being rendered by the Sub-Advisers.

Board approval of management agreement and sub-advisory agreements

In its deliberations regarding renewal of the Management Agreement and the Sub-Advisory Agreements, the Board, including the Independent Directors, considered the factors below.

Nature, extent and quality of the services under the management agreement and sub-advisory agreements

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the Fund’s compliance policies and procedures established pursuant to the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager and Western Asset at the Contract Renewal Meeting, the general reputation and investment performance records of the Manager, Western Asset and their affiliates and the financial resources available to the corporate parent of the Manager and the Sub-Advisers, Legg Mason, Inc. (“Legg Mason”), to support their activities in respect of the Fund and the other Legg Mason Closed-end Funds.

The Board considered the responsibilities of the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of the services provided to the Fund by the Sub-Advisers and others and Western Asset’s coordination and oversight of the services provided to the Fund by the Non-U.S. Sub-Advisers. The Management Agreement permits the Manager to delegate certain of its responsibilities, including its investment advisory duties thereunder, provided that the Manager, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Management Agreement, the Manager does not provide day-to-day portfolio management services to the Fund. Rather, portfolio management services for the Fund are provided by Western Asset pursuant to the Sub-Advisory Agreement (the “Western Asset Sub-Advisory Agreement”)

Western Asset High Yield Defined Opportunity Fund Inc.	35

between the Manager and Western Asset. The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of its responsibilities, including its investment sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. Pursuant to this provision of the Western Asset Sub-Advisory Agreement, each Non-U.S. Sub-Adviser helps to provide certain investment sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

In reaching its determinations regarding continuation of the Management Agreement and the Sub-Advisory Agreements, the Board took into account that Fund shareholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, philosophy and strategy of the Manager and Western Asset, as well as the resources available to the Manager and the Sub-Advisers.

The Board concluded that, overall, the nature, extent and quality of the management and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements have been satisfactory under the circumstances.

Fund performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe included the Fund and all non-leveraged high current yield closed-end funds, as classified by Lipper, regardless of asset size. The Board noted that it had received and discussed with the Manager and Western Asset information throughout the year at periodic intervals comparing the Fund’s performance against its benchmarks and its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the period since commencement of its operations on October 27, 2010 through June 30, 2011 was ranked first (i.e., best) among the funds in the Performance Universe for that period. The Board noted that the small number of Funds in the Performance Universe and the Fund’s limited performance record made meaningful comparisons difficult. The Board also considered the Fund’s performance relative to its benchmarks and in absolute terms.

Based on its review of the Fund’s performance, which included consideration of all of the factors noted above, the Board concluded that, under the

36	Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

circumstances, the Fund’s performance supported continuation of the Management Agreement and the Sub-Advisory Agreements for an additional period not to exceed one year.

Management fees and expense ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager under the Management Agreement and the sub-advisory fees (the “Sub-Advisory Fees”) payable to the Sub-Advisers under the Sub-Advisory Agreements in light of the nature, extent and overall quality of the management, investment advisory and other services provided by the Manager and the Sub-Advisers. The Board noted that the Sub-Advisory Fees payable to Western Asset under the Western Asset Sub-Advisory Agreement are paid by the Manager, not the Fund, and, accordingly, that the retention of Western Asset does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. Similarly, the Board noted that the Sub-Advisory Fees payable to each of the Non-U.S. Sub-Advisers under its Sub-Advisory Agreement with Western Asset are paid by Western Asset, not the Fund, and, accordingly, that the retention of such Non-U.S. Sub-Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense universe (the “Expense Universe”) selected and provided by Lipper. The comparison was based upon the constituent funds’ latest fiscal years. The Expense Universe consisted of the Fund and five other non-leveraged current yield closed-end funds, as classified by Lipper. The six funds in the Expense Universe had average net common share assets ranging from $47.4 million to $442.9 million. One of the Expense Universe funds was larger than the Fund and four were smaller.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Universe showed that the contractual Management Fee was ranked third among the funds in the Expense Universe and was at the median for the Expense Universe. The Lipper Expense Information also showed that the actual Management Fee (i.e., giving effect to any voluntary fee waivers implemented by the Manager with respect to the Fund and by the managers of the other Expense Universe funds) was ranked third among the funds in the Expense Universe and was better (i.e., lower) than the Expense Universe median for that expense component. The Fund’s actual total expenses were ranked second among the funds in the Expense Universe and were better than the median of the Expense Universe for that expense component. The Board considered that the small number of funds in the Expense Universe and the Fund’s limited operating history made meaningful comparisons difficult.

Western Asset High Yield Defined Opportunity Fund Inc.	37

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, institutional and separate accounts. The Board was advised that the fees paid by such institutional, separate account and other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Contract Renewal Information included information regarding management fees paid by open-end mutual funds in the same complex (the “Legg Mason Open-end Funds”) and that such information indicated that the management fees paid by the Legg Mason Closed-end Funds generally were higher than those paid by the Legg Mason Open-end Funds. The Manager, in response to an inquiry by the Board as to the reasons for the fee differential, provided information as to differences between the services provided to the Fund and the other Legg Mason Closed-end Funds and services provided to the Legg Mason Open-end Funds. The Board considered the fee comparisons in light of the different services provided in managing these other types of clients and funds.

Taking all of the above into consideration, the Board determined that the Management Fee and the Sub-Advisory Fees were reasonable in light of the nature, extent and overall quality of the management, investment advisory and other services provided to the Fund under the Management Agreement and the Sub-Advisory Agreements.

Manager profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund for the Manager’s fiscal year ended March 31, 2011. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data. In 2007, the Board received a report from an outside consultant that had reviewed the Manager’s methodologies and the Board was assured by the Manager at the Contract Renewal Meeting that there had been no significant changes in those methodologies since the report was rendered. The profitability to each of the Sub-Advisers was not considered to be a material factor in the Board’s considerations since Western Asset’s Sub-Advisory Fees are paid by the Manager, not the Fund, and the Sub-Advisory Fees for the Non-U.S. Sub-Advisers, in each case, are paid by Western Asset, not the Fund. The profitability analysis presented to the Board

38	Western Asset High Yield Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

as part of the Contract Renewal Information indicated that the Manager’s service relationships with the Fund were not profitable during the period since commencement of its operations on October 27, 2010 through March 31, 2011.

Economies of scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the Management Fee structure was appropriate under present circumstances.

Other benefits to the manager and the sub-advisers

The Board considered other benefits received by the Manager, the Sub-Advisers and their affiliates as a result of their relationship with the Fund and did not regard such benefits as excessive.

* * *

In light of all of the foregoing and other relevant factors, the Board determined that, under the circumstances, continuation of the Management Agreement and the Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management Agreement and the Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum prepared by the Manager discussing its responsibilities in connection with the proposed continuation of the Management Agreement and the Sub-Advisory Agreements as part of the Contract Renewal Information and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager were present.

Western Asset High Yield Defined Opportunity Fund Inc.	39

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The First Annual Meeting of Shareholders of the Fund was held on December 12, 2011 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the meeting:

Election of directors

Nominees	Voted for	Votes Withheld
Carol L. Colman	21,369,291	431,078
Daniel P. Cronin	21,359,180	441,189
Paolo M. Cucchi	21,341,916	458,453
Leslie H. Gelb	21,362,360	438,009
R. Jay Gerken	21,365,754	434,615
William R. Hutchinson	21,357,930	442,439
Riordan Roett	21,347,124	453,245
Jeswald W. Salacuse	21,347,024	453,345

40	Western Asset High Yield Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

Western Asset High Yield Defined Opportunity Fund Inc.	41

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151.

Western Asset

High Yield Defined Opportunity Fund Inc.

Directors	Western Asset High Yield Defined Opportunity	Independent registered public accounting firm
Carol L. Colman	Fund Inc.	KPMG LLP
Daniel P. Cronin	620 Eighth Avenue	345 Park Avenue
Paolo M. Cucchi	49th Floor	New York, NY 10154
Leslie H. Gelb	New York, NY 10018
R. Jay Gerken		Legal counsel
Chairman	Investment manager	Simpson Thacher & Bartlett LLP
William R. Hutchinson	Legg Mason Partners Fund Advisor, LLC	425 Lexington Avenue
Riordan Roett		New York, NY 10017
Jeswald W. Salacuse	Subadvisers
	Western Asset Management Company	New York Stock Exchange Symbol
Officers	Western Asset Management Company Limited	HYI
R. Jay Gerken	Western Asset Management Company Ltd
President and Chief Executive Officer	Western Asset Management Company Pte. Ltd.
Richard F. Sennett
Principal Financial Officer	Custodian
Ted P. Becker	State Street Bank and Trust Company
Chief Compliance Officer	1 Lincoln Street
Vanessa A. Williams	Boston, MA 02111
Identity Theft Protection Officer
Robert I. Frenkel	Transfer agent
Secretary and Chief Legal Officer	American Stock Transfer & Trust Company
Thomas C. Mandia	59 Maiden Lane
Assistant Secretary	New York, NY 10038
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•        Personal information included on applications or other forms;

•        Account balances, transactions, and mutual fund holdings and positions;

•        Online account access user IDs, passwords, security challenge question responses; and

•        Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•        Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•        Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•        The Funds’ representatives such as legal counsel, accountants and auditors; and

•        Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset High Yield Defined Opportunity Fund Inc.

Western Asset High Yield Defined Opportunity Fund Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset High Yield Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

WASX013399 4/12 SR12-1629

ITEM 2.                  CODE OF ETHICS.

Not applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOITNG POLIIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a) (1)     Not applicable.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset High Yield Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	April 25, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer of
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	April 25, 2012

By:	/s/ Richard F. Sennett
(Richard F. Sennett)
Principal Financial Officer
Western Asset High Yield Defined Opportunity Fund Inc.

Date:	April 25, 2012